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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): OCTOBER 19, 2001

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                                  DIVINE, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-30043                36-4301991
(State or other jurisdiction of      (Commission File           (IRS Employer
 incorporation or organization)           Number)            Identification No.)


                            1301 NORTH ELSTON AVENUE
                             CHICAGO, ILLINOIS 60622
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 394-6600


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ITEM 5.  OTHER EVENTS.

         At a special meeting held October 19, 2001, the stockholders of divine, inc. ("divine") approved the acquisitions by divine of Open Market, Inc. ("Open Market") and eshare communications, Inc. ("eshare"). At concurrently-held special meetings, the stockholders of Open Market and the shareholders of eshare also approved the Open Market and eshare acquisitions, respectively. Both acquisitions were structured as stock-for-stock mergers. The Open Market acquisition was completed October 19, 2001, and the eshare acquisition is expected to be completed October 23, 2001.

         A copy of a press release dated October 19, 2001, announcing approval of the acquisitions is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

         99.1     Press Release of divine, inc., dated October 19, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2001

                                   divine, inc.



                                   By: /s/ Jude Sullivan
                                       -----------------------
                                       Jude Sullivan
                                       Senior Vice President and General Counsel



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                                  EXHIBIT INDEX


    Exhibit
    Number                          Description of Exhibit
    -------                         ----------------------
     99.1        Press Release of divine, inc., dated October  19, 2001.